Execution Copy

KEYCORP STUDENT LOAN TRUST 2006-A

$1,034,631,000

ASSET BACKED NOTES

KEYBANK NATIONAL ASSOCIATION

KEY CONSUMER RECEIVABLES LLC

NOTE UNDERWRITING AGREEMENT

November 29, 2006

Deutsche Bank Securities Inc.
    As Representative of the
    several Underwriters
60 Wall Street
New York, New York 10005

Dear Sirs:

1.

Introductory.  Key Consumer Receivables LLC, a Delaware limited liability company, (the “Depositor”), proposes to cause KeyCorp Student Loan Trust 2006-A (the “Trust”) to issue and sell $84,000,000 principal amount of its Floating Rate Class I-A-1 Asset Backed Notes (the “Class I-A-1 Notes”), $149,170,000 principal amount of its Floating Rate Class I-A-2 Asset Backed Notes (the “Class I-A-2 Notes”), $7,211,000 principal amount of its Floating Rate Class I-B Asset Backed Notes (the “Class I-B Notes”), $160,927,000 principal amount of its Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), $197,000,000 principal amount of its Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes”), $146,730,000 principal amount of its Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes”), $140,274,000 principal amount of its Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes”), $101,664,000  principal amount of its Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”) and $47,655,000 principal amount of its Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Class I-A-1 Notes, the Class I-A-2 Notes, the Class I-B Notes, the Class II-A-1 Notes, the Class II-A-2 Notes, the Class II-A-3 Notes, the Class II-A-4 Notes and the Class II-B Notes, the “Notes”) to the underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative.  The Trust was formed pursuant to the Trust Agreement, dated as of October 26, 2006, as amended and restated by the Amended and Restated Trust Agreement, dated as of December 1, 2006 (as further amended and supplemented from time to time, collectively, the “Trust Agreement”) between the Depositor and The Bank of New York (Delaware), as owner trustee (the “Owner Trustee”).   The Eligible Lender Trustee was appointed pursuant to the Eligible Lender Trustee Agreement, dated as of December 1, 2006 between the Depositor and JPMorgan Chase Bank, National Association, as the eligible lender trustee (the “Eligible Lender Trustee”).  The assets of the Trust include certain student loans (collectively, the “Financed Student Loans”).  Such Financed Student Loans will be acquired by the Trust from the Depositor on or about December 7, 2006 (the “Closing Date”).  The Financed Student Loans will be divided into two pools of student loans, the first group will consist of Financed Student Loans that are reinsured by the United States Department of Education (the “Department”) (collectively, the “Financed Federal Loans”).  The second group will consist of (i) Financed Student Loans that are not guaranteed by any party nor reinsured by the Department (collectively “Financed Unguaranteed Private Loans”) and (ii) Financed Student Loans that are not reinsured by the Department or any other government agency but are guaranteed by a private guarantor (collectively, “Guaranteed Financed Private Loans” and together with the Financed Unguaranteed Private Loans, the “Financed Private Loans”).  All Financed Student Loans that are part of the first group described above are referred to as the “Group I Student Loans” and all Financed Student Loans that are part of the second group described above are referred to as the “Group II Student Loans.”  The Depositor will purchase all of the Financed Student Loans from KeyBank National Association, a national banking association (“KBNA,” and in such capacity, the “Seller”), pursuant to the Student Loan Transfer Agreement, dated as of December 1, 2006 (the “Student Loan Transfer Agreement”) among KBNA, the Depositor and JPMorgan Chase Bank, National Association, as eligible lender trustee on behalf of the Depositor (the “Depositor Eligible Lender Trustee”).  The Group I Notes will be entitled to receive payments of interest and principal primarily from the cashflow on the Group I Student Loans.  The Group II Notes will be entitled to receive payments of interest and principal primarily from the cashflow on the Group II Student Loans.

The assets of the Trust will further include certain monies due and collected under the Financed Student Loans on and after November 1, 2006, (the “Cutoff Date”).  The Financed Student Loans will be sold to the Trust and the Eligible Lender Trustee on behalf of the Trust by the Depositor and the Depositor Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, dated as of December 1, 2006 (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), among the Trust, the Eligible Lender Trustee, the Depositor Eligible Lender Trustee, KBNA, as master servicer (in such capacity, the “Master Servicer”), the Depositor and KBNA, as administrator (in such capacity, the “Administrator”).  The Master Servicer has also entered into four certain subservicing agreements to have the Financed Student Loans subserviced with each of Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania (“PHEAA” and, in its capacity as a subservicer, a “Subservicer”) and Great Lakes Educational Loan Services, Inc., a Wisconsin corporation (“GLELSI” and in its capacity as a subservicer, a “Subservicer”), two agreements with PHEAA regarding certain of the Group I and Group II Student Loans, respectively, and two agreements with GLELSI regarding certain of the Group I and Group II Student Loans, respectively.  The Notes will be issued pursuant to the Indenture to be dated as of December 1, 2006 (as amended and supplemented from time to time, the “Indenture”), among Deutsche Bank Trust Company Americas as the indenture trustee (the “Indenture Trustee”), the Trust and Deutsche Bank Trust Company Americas as paying agent and note registrar.  In addition, the Administrator will perform certain administrative duties on behalf of the Trust pursuant to the Administration Agreement, dated as of December 1, 2006 (as amended and supplemented from time to time, the “Administration Agreement”), between the Trust, the Indenture Trustee and the Administrator.    The Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Student Loan Transfer Agreement and the Administration Agreement are referred to herein as the “Basic Documents.”

Simultaneously with the issuance and sale of the Notes as contemplated herein, and pursuant to the Trust Agreement, the Trust will issue its Trust Certificate (the “Certificate”) representing a fractional undivided residual beneficial interest in the Trust to the Depositor or its designated affiliate.

At or prior to the time when sales to investors of the Notes were first made to investors by the several Underwriters for which Deutsche Bank Securities Inc. is acting as Representative which was approximately 3:00 p.m. on November 29, 2006 (the “Time of Sale”), the Depositor had prepared or caused the preparation of the following information (collectively, the “Time of Sale Information”): the preliminary prospectus supplement dated November 6, 2006 relating to the Notes and containing all information to be included in the Final Prospectus (as defined below) other than pricing related information and accompanied by the base prospectus dated November 6, 2006 and the supplement to the preliminary prospectus supplement dated November 29, 2006 (collectively, along with information referred to under the caption “Static Pools” therein regardless of whether it is deemed a part of the Registration Statement or Final Prospectus, the “Preliminary Prospectus”).  If, subsequent to the Time of Sale and prior to the Closing Date (as defined below), the Depositor wishes to convey additional or changed information in order to make the Time of Sale Information, in the light of the circumstances under which statements in the Time of Sale Information were made, not misleading, and as a result investors in the Notes elect to terminate their old “Contracts of Sale” (within the meaning of Rule 159 under the Securities Act of 1933, as amended (the “Securities Act”)) for any Notes and enter into new Contracts of Sale with the Underwriters, then “Time of Sale Information” will refer to the information conveyed to investors at the time of entry into the first such new Contract of Sale, in an amended Preliminary Prospectus approved by the Depositor and the Representative that corrects such material misstatements or omissions (a “Corrected Prospectus”) and “Time of Sale” will refer to the time and date on which such new Contracts of Sale were entered into.

Capitalized terms used and not otherwise defined herein shall have the meanings given them in Appendix A attached hereto.

The Company hereby agrees with the several Underwriters as follows:

2.

Representations and Warranties of the Depositor and KBNA.  (a)  Each of the Depositor and KBNA, jointly and severally, represents and warrants to and agrees with the several Underwriters that:

(i)

A registration statement on Form S-3 (Registration No. 333-135860) has been filed with the Securities and Exchange Commission (the “Commission”), including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Securities Act of the offering and sale of the Notes and has become effective and is still effective as of the date hereof.  A Preliminary Prospectus was filed with the Commission pursuant to Rule 424(b) of the Securities Act and the rules and regulations thereunder (the “Rules and Regulations”).  A final prospectus supplement dated the date hereof, containing the same information as the Preliminary Prospectus, but including the pricing related information and accompanied by the base prospectus dated November 6, 2006 (together, along with information referred to under the caption “Static Pools” therein regardless of whether it is deemed a part of the Registration Statement or Final Prospectus, the “Final Prospectus”, and together with the Preliminary Prospectus and any Corrected Prospectus, the “Prospectus”) will be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”) within the time period required thereby.  The Depositor may have filed or caused to have filed one or more amendments thereto, each of which amendments has previously been furnished to the Representative.  The Depositor will next file or cause to have filed with the Commission (i) after effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act, or (ii) a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 415 and 424(b)(2) or (5).  Except as set forth in Section 5(B) hereof, no “issuer free writing prospectus” as defined in Rule 433 of the Rules and Regulations relating to the Notes has been or will be used by or on behalf of the Depositor.

The Depositor or KBNA have included or caused to be included in such registration statement, as amended at the Effective Date (including without limitation each deemed effective date with respect to the Depositor and the Underwriters pursuant to Rule 430B(f)(2) of the Rules and Regulations), all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Notes and the offering thereof.  On the effective date of the Registration Statement, relating to the Notes, such Registration Statement conformed and on the Closing Date will conform in all material respects to the requirements of the Securities Act.  As filed such final prospectus supplement shall include all Rule 430A Information, together with all other such required information, with respect to the Notes and the offering thereof and, except to the extent that the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to the Representative) as the Depositor or KBNA has advised the Representative, prior to the Execution Time, will be included or made therein.  If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

For purposes of this Note Underwriting Agreement (this “Agreement”), “Effective Time” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and “Effective Date” means the date of the Effective Time.  “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.  Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Securities Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the “Registration Statement.” “Base Prospectus” shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, (including without limitation each deemed effective date with respect to the Depositor and the Underwriters pursuant to Rule 430B(f)(2) of the Rules and Regulations) including any Preliminary Prospectus Supplement.  “Preliminary Prospectus Supplement” shall mean the preliminary prospectus supplement to the Base Prospectus which describes the Notes and the offering thereof and is used prior to filing of the Prospectus.  “Rule 430A Information” means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.  “Rule 415,” “Rule 424,” “Rule 430A” and “Regulation S-K” refer to such rules or regulations under the Securities Act.  Any reference herein to the Registration Statement, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, if any, pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, to any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

(ii)

As of the date of the first use of the Preliminary Prospectus, as of the earlier of the date of the first use of the final prospectus and the Time of Sale of the Notes, and as of the Closing Date (as defined below), KBNA’s representations and warranties in the Basic Documents to which it is a party will be true and correct in all material respects.  The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

(iii)

This Agreement has been duly authorized, executed and delivered by KBNA and the Depositor.  The execution, delivery and performance of this Agreement and the issuance and sale of the Notes and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which KBNA or the Depositor are a party or by which KBNA or the Depositor are bound or to which any of the properties of KBNA or the Depositor are subject which could reasonably be expected to have a material adverse effect on the transactions contemplated herein.  The Depositor has full corporate power and authority to cause the Trust to authorize, issue and sell the Notes, all as contemplated by this Agreement.

(iv)

Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from KBNA, the Depositor or any of their subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(v)

All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(vi)

The assignment and delivery of the Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee by KBNA, pursuant to the Student Loan Transfer Agreement, will vest in the Depositor and the Depositor Eligible Lender Trustee all of KBNA’s right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrances.

 (vii)

The Depositor’s assignment and delivery of the Financed Student Loans to the Trust and the Eligible Lender Trustee on behalf of the Trust, as of the Closing Date, will vest in the Eligible Lender Trustee on behalf of the Trust all the Depositor’s right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

(viii)

The Trust’s grant of a security interest in (x) the Financed Student Loans to the Indenture Trustee, as of the Closing Date, will vest in the Indenture Trustee, for the benefit of the holders of the Notes, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

(ix)

The Depositor is not, and after giving effect to the offering and sale of the Notes, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”), and the exemption provided under Section 3(c)(5) of the Investment Company Act is applicable to the Depositor with respect to the offering and sale of the Notes.

(x)

The Time of Sale Information, at the Time of Sale, did not, and neither the Time of Sale Information nor the Final Prospectus at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined herein).

(xi)

The Depositor is not, and on the date on which the first bona fide offer of the Notes is made, will not be an “ineligible issuer” as defined in Rule 405.

(b)

Each of KBNA and the Depositor hereby agrees with the Underwriters that, for all purposes of this Agreement, the only information furnished to the Depositor by the Underwriters through the Representative specifically for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus are the statements under the caption “Underwriting” and under the caption “Plan of Distribution” in the Prospectus (the “Underwriter Information”).

3.

Purchase, Sale and Delivery of the Notes.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of 99.820% of the principal amount of the Class I-A-1 Notes, at a purchase price of 99.760% of the principal amount of the Class I-A-2 Notes, at a purchase price of 99.690% of the principal amount of the Class I-B Notes, at a purchase price of 99.810% of the principal amount of the Class II-A-1 Notes, at a purchase price of 99.780% of the principal amount of the Class II-A-2 Notes, and at a purchase price of 99.760% of the principal amount of the Class II-A-3 Notes, at a purchase price of 99.720% of the principal amount of the Class II-A-4 at a purchase price of 99.650% of the principal amount of the Class II-B Notes Notes, at a purchase price of 99.550% of the principal amount of the Class II-C Notes the respective principal amounts of each class of Notes set forth opposite the names of the Underwriters in Schedule I hereto.  In addition, the Depositor agrees to cause Deutsche Bank Securities Inc. and KeyBanc Capital Markets, a Division of McDonald Investments Inc. to be paid an aggregate structuring fee in connection with the structuring of the Notes of $1,034,631.

The Depositor will deliver or cause the delivery of the Notes to the Representative (or its designee) for the respective accounts of the Underwriters, against payment of the purchase price to or upon the order of the Depositor or its designee by wire transfer or check in Federal (same day) Funds, at the office of McKee Nelson LLP, One Battery Park Plaza, 34th Floor, New York, New York 10004, on December 7, 2006, or at such other time not later than seven full Business Days thereafter as the Representative and the Depositor determine, such time being herein referred to as the “Closing Date.”  The Notes to be so delivered will be initially represented by one or more Notes of each class registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”).  The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof.  Definitive Notes will be available only under the limited circumstances specified in the Indenture.

4.

Offering by the Underwriters.  It is understood that, provided that the Registration Statement remains effective, the several Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

5A.

Covenants of the Depositor and KBNA.  Each of KBNA and the Depositor, severally and jointly, agrees with the several Underwriters that:

(a)

Prior to the termination of the offering of the Notes, the Depositor will not file or cause to be filed any amendment of the Registration Statement or supplement to the Prospectus unless the Depositor has furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects.  Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Depositor will file or cause to be filed the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

(b)

The Depositor will advise the Representative or cause the Representative to be advised promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus supplement or the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative prior to the Closing Date, and thereafter will not effect any such amendment or supplementation to which the Representative reasonably objects; the Depositor will also advise the Representative or cause the Representative to be advised or cause the Representative to be advised promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Depositor will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution of this Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and the Depositor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

(c)

If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act or the Exchange Act, the Depositor promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance.  Neither the consent of the Representative to, nor the delivery of the several Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d)

As soon as practicable, but not later than the Availability Date (as defined below), either KBNA or the Depositor will cause the Trust to make generally available to the holders of the Notes an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the applicable Rules and Regulations thereunder.  For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e)

The Depositor will furnish or cause to be furnished to the Representative copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

(f)

For a period from the date of this Agreement until the retirement of the Notes, or until such time as the several Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, KBNA will deliver or cause to be delivered to the Representative the annual statements of compliance and the annual independent certified public accountants’ reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

(g)

So long as any of the Notes are outstanding, either KBNA or the Depositor will furnish or cause to be furnished to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to the holders of the Notes or filed with the Commission on behalf of the Trust pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning KBNA or the Depositor as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Basic Documents.

(h)

On or before the Closing Date, the Depositor shall mark its accounting and other records, if any, relating to the Financed Student Loans and shall instruct the Master Servicer (which shall cause each Subservicer) to mark the computer records of the Master Servicer (or such Subservicer) relating to the Financed Student Loans to show the absolute ownership by the Trust and the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date the Depositor shall not and shall require that the Master Servicer (which shall ensure that any Subservicer) shall not take any action inconsistent with the ownership by the Trust and the Eligible Lender Trustee on behalf of the Trust of such Financed Student Loans, other than as permitted by the Sale and Servicing Agreement.

(i)

To the extent, if any, that the rating provided with respect to the Notes by the Rating Agencies that initially rate the Notes is conditional at the time of issuance of the Notes upon the furnishing of documents or the taking of any other actions by KBNA or the Depositor agreed upon on or prior to the Closing Date, KBNA and the Depositor, as applicable, shall furnish or cause to be furnished such documents and take any such other actions.  A copy of any such document shall be provided to the Representative at the time it is delivered to the Rating Agencies.

(j)

For the period beginning on the date of this Agreement and ending 90 days after the Closing Date, none of KBNA, the Depositor or any trust originated, directly or indirectly, by KBNA or the Depositor will, without the prior written consent of the Representative, offer to sell or sell notes (other than the Notes) collateralized by, or certificates evidencing an ownership interest in, student loans; provided, however, that this shall not be construed to prevent the sale of student loans by the Depositor.

(k)

The Depositor will apply the net proceeds of the offering and the sale of the Notes that it receives in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

(l)

KBNA will pay or cause to be paid all expenses incident to the performance of its and the Depositor’s obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and Prospectus) (ii) the preparation, issuance and delivery of the Notes to the Representative, (iii) the fees and disbursements of KBNA’s and the Depositor’s counsels and accountants, (iv) the printing and delivery to the Representative of copies of the Registration Statement as originally filed and of each amendment thereto, (v) the printing and delivery to the Representative of copies of any blue sky or legal investment survey prepared in connection with the Notes, (vi) any fees charged by rating agencies for the rating of the Notes, (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., and (viii) the fees and expenses of Thompson Hine LLP in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 6(i) hereof.

(m)

The Depositor shall file the final pricing information, which may be posted on a Bloomberg screen or distributed via Bloomberg.

5B.

Certain Agreements of the Underwriters.  Each of the several Underwriters, for itself only, represents, warrants and agrees with the Depositor as follows:

Other than the Preliminary Prospectus and the Final Prospectus, each Underwriter has not conveyed and will not convey, without the Depositor’s prior written approval, to any potential investor in the Notes any other written material of any kind relating to any “issuer information” as defined in Rule 433(h)(2) of the Securities Act, or the Notes that would constitute a “prospectus” or a “free writing prospectus,” each as defined in the Securities Act (“Prohibited Materials”), including, but not limited to the materials constituting a road show presentation to Potential Investors (other than use of such materials as part of each road show, live or electronic, in which representatives of KBNA have participated) and any “ABS informational and computational materials” within the meaning of Item 1101(a) of Regulation AB promulgated by the Commission under the Securities Act and the Exchange Act; provided, however, that you may convey to one or more of your Potential Investors (i) information permitted in Rule 134 under the Securities Act or previously included in the Preliminary Prospectus and (ii) a free writing prospectus, as defined in Rule 405 under the Securities Act, containing only: (a) a column or other entry showing the status of the subscriptions for each class of the Notes (both for the issuance as a whole and for each underwriter’s specific retention) and confirmation information, (b) expected settlement date and expected and actual pricing parameters of the Notes, (c) information relating to the class, size, rating, price, CUSIP, coupon, yield, spread, benchmark, status of the Notes, the expected final payment date, the trade date and payment window of one or more classes of Notes, and the weighted average life of any class of Notes, (d) expected maturities of any class of Notes, and (e) the eligibility of the Notes to be purchased by ERISA plans provided that, in the case of clauses (i) and (ii), such information is posted on a Bloomberg screen or distributed via Bloomberg and, in the case of clause (ii), other than the final pricing terms, which will be posted on a Bloomberg screen or distributed via Bloomberg, such free writing prospectus shall not contain information that would require the issuer to file such free writing prospectus pursuant to Rule 433 under the Securities Act.

6.

Conditions of the Obligations of the Underwriters.  The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of KBNA and the Depositor herein, to the accuracy of the written statements of officers of KBNA and the Depositor made pursuant to the provisions of this Section, to the performance by KBNA and the Depositor of their obligations hereunder and to the following additional conditions precedent:

(a)

If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 6:00 p.m., New York City time, on the date of this Agreement or such later time or date as shall have been consented to by the Representative.

(b)

If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus and any supplements thereto shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof.  Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representative, shall be contemplated by the Commission.

(c)

The Representative shall have received a letter, dated on or prior to the Closing Date of Ernst & Young LLP on behalf of KBNA confirming that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and its counsel.

(d)

Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, KBNA or KeyCorp which, in the judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any downgrading in the rating of any debt securities of KBNA or KeyCorp by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of KBNA or KeyCorp (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of KBNA or KeyCorp on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

(e)

The Representative shall have received an opinion of internal counsel of KBNA, as counsel for (i) KBNA, as the Seller, the Master Servicer and the Administrator and (ii) the Depositor, dated the Closing Date, substantially in the form attached hereto as Exhibit A, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

(f)

The Representative shall have received one or more opinions of Thompson Hine LLP, counsel to the Depositor and the Seller, dated the Closing Date, in the form attached hereto as Exhibit B, or as is otherwise satisfactory in form and substance to the Representative and its counsel, regarding certain true sale, bankruptcy, insolvency and perfection of security interest matters regarding the Seller, the Depositor and the Trust.

(g)

[Reserved].

(h)

[Reserved].

(i)

The Representative shall have received an opinion addressed to the several Underwriters of Thompson Hine LLP, in its capacity as Federal tax and ERISA counsel for the Trust, to the effect that the statements in the Prospectus under the headings “Summary of Terms—Tax Status” and “Federal Tax Consequences for Trusts in which all Certificates are Retained by the Seller, the Depositor or a Third Party Originator” accurately describe the material Federal income tax consequences to holders of the Notes, and the statements in the Prospectus under the headings “Summary of Terms—ERISA Considerations” and “ERISA Considerations” to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under ERISA.  Thompson Hine LLP, in its capacity as special counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Financed Student Loans.

(j)

The Representative shall have received an opinion addressed to the several Underwriters of McKee Nelson LLP, in its capacity as special counsel to the several Underwriters, dated the Closing Date, with respect to the validity of the Notes and such other related matters as the Representative shall reasonably require and each of KBNA and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(k)

The Representative shall have received an opinion of the law offices of John Dean, special student loan counsel to the Representative and, in the case of clause (iii) below, special student loan counsel to the Eligible Lender Trustee, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

(i)

the agreements implementing the Programs, (including the Coordination Agreements) and the Relevant Documents (as defined in such opinion), and the transactions contemplated by the Relevant Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and delivery of the Relevant Documents and the consummation of such transactions, the Financed Federal Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements, for all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments;

(ii)

such counsel has examined the Prospectus, and nothing has come to such counsel’s attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Prospectus or any amendment or supplement thereto as of the respective dates thereof or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading; and

(iii)

the Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Federal Loans.

(l)

The Representative shall have received an opinion of counsel to PHEAA, in its capacity as Subservicer and as Guarantor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

(i)

PHEAA has been duly organized and is validly existing as an agency of the Commonwealth of Pennsylvania in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the PHEAA Subservicing Agreements and the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA’s obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing, to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

(ii)

PHEAA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render any Financed Student Loan or PHEAA’s obligation under its Guarantee Agreement unenforceable by or on behalf of the Trust.

(iii)

Each of the PHEAA Subservicing Agreements and the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA’s obligations under such Guarantee Agreement) to which PHEAA is a party has been duly authorized, executed and delivered by PHEAA and is the legal, valid and binding obligation of PHEAA enforceable against PHEAA in accordance with its terms, notwithstanding the existence of any doctrine of sovereign immunity except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iv)

Neither the execution and delivery by PHEAA of the PHEAA Subservicing Agreements or the Guarantee Agreement to which it is a party, nor the consummation by PHEAA of the transactions contemplated therein nor the fulfillment of the terms thereof by PHEAA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of PHEAA's authorizing legislation or by-laws of PHEAA or of any indenture or other agreement or instrument to which PHEAA is a party or by which PHEAA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to PHEAA of any court, regulatory body, administrative agency or governmental body having jurisdiction over PHEAA.

(v)

There are no actions, proceedings or investigations pending or, to the best of such counsel’s knowledge after due inquiry, threatened against PHEAA before or by any governmental authority that might materially and adversely affect the performance by PHEAA of its obligations under, or the validity or enforceability of, the PHEAA Subservicing Agreements or the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA’s obligations under such Guarantee Agreement) to which it is a party.

(vi)

Nothing has come to such counsel’s attention that would lead such counsel to believe that the representations and warranties of PHEAA contained in the PHEAA Subservicing Agreements are other than as stated therein.

(m)

The Representative shall have received an opinion of counsel to GLELSI in its capacity as a Subservicer, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel:

(i)

GLELSI has been duly organized and is validly existing as a Wisconsin corporation in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the GLELSI Subservicing Agreements, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing.

(ii)

The GLELSI Subservicing Agreements has been duly authorized, executed and delivered by GLELSI and is the legal, valid and binding obligation of GLELSI enforceable against GLELSI in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(iii)

Neither the execution and delivery by GLELSI of the GLELSI Subservicing Agreements, nor the consummation by GLELSI of the transactions contemplated therein nor the fulfillment of the terms thereof by GLELSI will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of GLELSI or of any indenture or other agreement or instrument to which GLELSI is a party or by which GLELSI is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to GLELSI of any court, regulatory body, administrative agency or governmental body having jurisdiction over GLELSI.

(iv)

There are no actions, proceedings or investigations pending or, to the best of such counsel’s knowledge after due inquiry, threatened against GLELSI before or by any governmental authority that might materially and adversely affect the performance by GLELSI of its obligations under, or the validity or enforceability of, the GLELSI Subservicing Agreements.

(v)

Nothing has come to such counsel’s attention that would lead such counsel to believe that the representations and warranties of GLELSI contained in the GLELSI Subservicing Agreements are other than as stated therein.

(n)

The Representative shall have received an opinion of counsel to the American Student Assistance, (“ASA”) dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(o)

The Representative shall have received an opinion of counsel to the National Student Loan Program (“NSLP”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(p)

The Representative shall have received an opinion of counsel to the California Student Aid Commission (“CSAC”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(q)

The Representative shall have received an opinion of counsel to Colorado Student Loan Program (“CSLP”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(r)

The Representative shall have received an officer’s certificate from the New York State Higher Education Services Corporation (“NYHESC”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(s)

The Representative shall have received an opinion of counsel to the Educational Credit Management Corporation (“ECMC”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(t)

The Representative shall have received an opinion of counsel to United Student Aid Funds, Inc. (“USAF”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(u)

The Representative shall have received an officer’s certificate from the Michigan Higher Education Assistance Authority (“MHEAA”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(v)

The Representative shall have received an opinion of counsel to Great Lakes Higher Education Guaranty Corporation (“GLHEGC”), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

(i)

GLHEGC has been duly organized and is validly existing as a nonstock corporation pursuant to Chapter 181 of the Wisconsin Statutes.

(ii)

GLHEGC, and its officers acting on its behalf, had full legal authority to execute and deliver the Contract of Guarantee with the Trust and the Guarantor Documents (each as defined in such opinion) as of the respective dates of their execution.

(iii)

GLHEGC had authority to engage in the transaction agreed to in the Contract of Guarantee.  The Contract of Guarantee was duly executed and delivered by officers acting on valid authority and with the approval of GLHEGC.

(iv)

Except as otherwise qualified herein, GLHEGC is in compliance with all material provisions of the Guarantor Documents, and is in substantial compliance with the Higher Education Act and the current Title IV Regulations with respect to GLHEGC’s guarantee program insofar as the same pertain to the Guarantor Documents.

(v)

The federal reinsurance, special allowances and interest benefits on student loans guaranteed by GLHEGC are in full force and effect to the fullest extent permitted by the Higher Education Act.

(vi)

Subject to the limitations of the Higher Education Act, GLHEGC has full power and authority to execute, deliver and perform its obligations under, and has authorized, executed and delivered, the Guarantor Documents, and the Guarantor Documents constitute legal, valid and binding obligations of GLHEGC enforceable against GLHEGC in accordance with their terms, except as limited by applicable insolvency, reorganization, moratorium, liquidation, readjustment of debt or similar laws affecting the enforcement of the rights of creditors generally and subject to general equity principles.  Subject to the limitations of the Higher Education Act, the execution and delivery by GLHEGC of the Guarantor Documents did not and will not and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the articles or bylaws or to the knowledge of such counsel, any decree, order, statute, rule or governmental regulation applicable to GLHEGC or any restriction contained in any contract, agreement or instrument to which GLHEGC is a party or by which it is bound or constitute a default under any of the foregoing.

(vii)

To the best of such counsel’s knowledge, except with reference to certain litigation, and other actions alleging borrower and/or school based defenses that could result in denial of reinsurance under the Guarantor Documents based on various state law theories causing material losses to lenders and/or guarantors, and except as otherwise described in the Prospectus Supplement, there is no litigation pending or threatened in any court (a) in any way contesting or affecting the validity or enforceability of the Guarantor Documents or (b) against GLHEGC which may materially adversely affect the security for the Notes or materially adversely affect GLHEGC or GLHEGC’s student loan program.

(w)

The Representative shall have received an opinion of counsel to Illinois Student Assistance Commission (“ISAC”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(x)

The Representative shall have received an opinion of counsel to Kentucky Higher Education Assistance Authority (“KHEAA”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(y)

The Representative shall have received an officer’s certificate from the Northwest Education Loan Association (“NELA”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(z)

The Representative shall have received an officer’s certificate from Texas Guaranteed Student Loan Corporation (“TGSLC”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(aa)

The Representative shall have received an opinion of counsel to The Education Resources Institute, Inc., a Massachusetts non-profit corporation (“TERI”), dated the Closing Date and reasonably satisfactory in form and substance to the Representative and its counsel.

(bb)

The Representative shall have received an opinion of Seward & Kissel, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

(i)

The Indenture Trustee is a national banking association validly exiting under the laws of the United States and is duly authorized and empowered to exercise trust powers under applicable law.

(ii)

The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, the Sale and Servicing Agreement and the Administration Agreement, and has taken all necessary action to authorize the execution and delivery of and performance of it obligations by it under, the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

(iii)

Each of the Indenture, the Sale and Servicing Agreement and the Administration Agreement, has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Indenture Trust Estate and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to national banking associations affecting the enforcement of creditors’ rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iv)

The Notes delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

(cc)

The Representative shall have received an opinion of Seward & Kissel, counsel to the Paying Agent and Note Registrar, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

(i)

The Paying Agent and Note Registrar is a national banking association validly exiting under the laws of the United States and is duly authorized and empowered to exercise trust powers under applicable law.

(ii)

The Paying Agent and Note Registrar has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary action to authorize the execution and delivery of and performance of it obligations by it under, the Indenture.

(iii)

The Indenture has been duly executed and delivered by the Paying Agent and Note Registrar and constitutes a legal, valid and binding obligation of the Paying Agent and Note Registrar, enforceable against the Paying Agent and Note Registrar in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to national banking associations affecting the enforcement of creditors’ rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(dd)

The Representative shall have received an opinion of counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

(i)

The Eligible Lender Trustee is a national banking association duly incorporated or organized and validly existing under the laws of the United States.

(ii)

The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale and Servicing Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements.

(iii)

The execution and delivery of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements, and the performance by the Eligible Lender Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

(iv)

The Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their terms.

(v)

The execution and delivery by the Eligible Lender Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

(vi)

The Certificate has been duly executed and delivered by the Eligible Lender Trustee, as eligible lender trustee and authenticating agent.  Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust.

(vii)

Neither the consummation by the Eligible Lender Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Eligible Lender Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Eligible Lender Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Eligible Lender Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries.

(viii)

There are no actions, suits or proceedings pending or, to the best of such counsel’s knowledge after due inquiry, threatened against the Eligible Lender Trustee (as eligible lender trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Eligible Lender Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement or the Sale and Servicing Agreement.

(ix)

The execution, delivery and performance by the Eligible Lender Trustee of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Administration Agreement or any Guarantee Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Eligible Lender Trustee that are unrelated to the transactions contemplated in such agreements.

(ee)

The Representative shall have received an opinion of Richards, Layton & Finger, Delaware counsel to the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

(ff)

The Representative shall have received an opinion of Richards, Layton & Finger, counsel to The Bank of New York (Delaware) in its capacity as Owner Trustee under the Trust Agreement, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

(gg)

The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of KBNA in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of KBNA, contained in each Basic Document to which it is a party, are true and correct in all material respects, that KBNA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the Closing Date, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) since September 30, 2006, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust or KBNA, as applicable, has occurred.

(hh)

The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of the Subservicers in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of such Subservicer contained in the related Subservicing Agreement(s) are true and correct in all material respects, and that such Subservicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (ii) since September 30, 2006, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of such Subservicer, as applicable, has occurred.

(ii)

The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of Ohio and Delaware, as applicable, reflecting the following:

(i)

transfer of the interest of the Seller in the Financed Student Loans to the Depositor and the Eligible Lender Trustee; and

(ii)

[reserved]; and

(iii)

transfer of the interest of the Depositor (and the Eligible Lender Trustee) in the Financed Student Loans and the proceeds thereof to the Trust; and

(iv)

transfer of the interest of the Trust (and the Eligible Lender Trustee) in the Financed Student Loans and the proceeds thereof to the Indenture Trustee.

(jj)

Each Class of Notes has been given at least the following ratings from Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P” and each a “Rating Agency”) and no Rating Agency shall have placed any class of Notes under surveillance or review with possible negative implications:

Class of Notes	Moody’s	Fitch	S&P
Class I-A-1	Aaa	AAA	AAA
Class I-A-2	Aaa	AAA	AAA
Class I-B	A3	A	A
Class II-A-1	Aaa	AAA	AAA
Class II-A-2	Aaa	AAA	AAA
Class II-A-3	Aaa	AAA	AAA
Class II-A-4	Aaa	AAA	AAA
Class II-B	A1	A	A
Class II-C	Baa2	BBB	BBB

(kk)

The issuance of the Notes shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by KBNA.

(ll)

[Reserved]

(mm)

PHEAA shall have furnished to the Representative a certificate, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to PHEAA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(nn)

[Reserved]

(oo)

Each of GLELSI and GLHEGC shall have furnished to the Representative a certificate, signed by its respective President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to GLELSI or GLHEGC, as applicable, in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(pp)

[Reserved]

(qq)

Each of the Basic Documents shall have been executed and delivered by the parties thereto.  Each of the Subservicers shall have executed and delivered the related Subservicing Agreement.  Each of the Guarantors shall have executed and delivered the related Guarantee Agreement.

KBNA will provide or cause to be provided to the Representative copies of each opinion delivered to any Rating Agency addressed to the Representative and such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative reasonably requests.

7.

Indemnification and Contribution.  (a)  The Depositor and KBNA will jointly and severally indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities to which such Underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus, the Final Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Depositor nor KBNA will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriter Information furnished to the Depositor or KBNA by any Underwriter through the Representative specifically for use therein.

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Depositor and KBNA against any losses, claims, damages or liabilities to which the Depositor or KBNA may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus, the Final Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information relating to such Underwriter furnished to the Depositor or KBNA by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor and KBNA in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(c)

Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except, and only to the extent, that the indemnifying party is materially prejudiced as a result of such failure to receive notice.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless any such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the other indemnified parties and in the judgment of such counsel it is advisable for such indemnified party to employ separate counsel.  An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)

If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor and KBNA on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and KBNA on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.  The relative benefits received by the Depositor and KBNA on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor and KBNA bear to the total underwriting discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor and KBNA or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  Each of the Depositor, KBNA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and offered and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except as may be provided in any agreement among the Underwriters relating to the offering of the Notes.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Underwriters in this subsection (d) to contribute are several in proportion their respective underwriting obligations and not joint.

(e)

The obligations of the Depositor and KBNA under this Section shall be in addition to any liability which the Depositor or KBNA may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor or KBNA to each officer of the Depositor or KBNA who has signed the Registration Statement and to each person, if any, who controls the Depositor and KBNA within the meaning of the Securities Act.

8.

Survival of Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Depositor and KBNA or its officers and of the several Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Underwriters or officers of the Depositor and KBNA submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Depositor and KBNA or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes.  If for any reason the purchase of the Notes by the Underwriters is not consummated, the Depositor and KBNA shall remain responsible for the expenses to be paid or reimbursed by the Depositor and KBNA pursuant to Section 5 and the respective obligations of the Depositor and KBNA and the Underwriters pursuant to Section 7 shall remain in effect.  If for any reason the purchase of the Notes by the Underwriters is not consummated (other than pursuant to Section 9), the Depositor and KBNA will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

9.

Failure to Purchase the Notes.  If any Underwriter or Underwriters default in their obligations to purchase its portion of the Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Representative may make arrangements satisfactory to the Depositor and KBNA for the purchase of such Notes by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Underwriters agreed but failed to purchase.  If any Underwriter or Underwriters so default and the aggregate principal amount of the Notes with respect to such default or defaults exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to the Representative and the Depositor and KBNA for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor and KBNA except as provided in Section 7.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section.  Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

10.

Notices.  All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at 60 Wall Street, New York, New York, 10005 Attention: Paul Vambutas; if sent to KBNA, will be mailed, delivered or telegraphed and confirmed to it at KeyBank National Association, 4910 Tiedeman Road, 6th Floor, Brooklyn, Ohio 44144, Attention:  Key Education Resources, KeyCorp Student Loan Trust 2006-A, Facsimile: (216) 813-8840, E-mail: student_loans_investor_rptg@keybank.com; if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at Key Consumer Receivables LLC, 127 Public Square, Cleveland, Ohio 44144, Attention: Richard Hawrylak, Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.  Any such notice will take effect at the time of receipt.

11.

Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

12.

Representation of Underwriters.  The Representative shall act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

13.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14.

No Fiduciary Relationship.  The Depositor and KBNA acknowledge and agree that each Underwriter in providing investment banking services to the Depositor and KBNA in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Depositor and KBNA do not intended such Underwriter to act in any capacity other than independent contractor, including as a fiduciary or in any other position of higher trust.

15.

Representation of the Underwriters. Each Underwriter has represented and agreed that:

(a)

it has not offered or sold and will not offer or sell any notes to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the notes except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, as principal or agent, for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended (the “POS Regs”);

(b)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity, within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”), received by it in connection with the issue or sale of any notes in circumstances in which section 21(1) of the FSMA does not apply to the issuer; and

(c)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

16.

Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; IN ADDITION EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHTS IT MIGHT HAVE TO TRIAL BY JURY.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

If the foregoing is in accordance with the understanding of the Representative of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Depositor and KBNA and the several Underwriters in accordance with its terms.

Very truly yours,
KEYBANK NATIONAL ASSOCIATION
By:___/s/ Krista C. Neal___________ Name: Krista C. Neal Title: Vice President
Very truly yours,
KEY CONSUMER RECEIVABLES LLC
By:___/s/ Krista C. Neal___________ Name: Krista C. Neal Title: Treasurer

The foregoing Note Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

DEUTSCHE BANK SECURITIES INC. Acting on behalf of itself and as Representative of the several Underwriters.
By:___/s/ Timothy O’Toole____ Name: Timothy O’Toole Title: Vice President
By:___/s/ Susan Valenti_______ Name: Susan Valenti Title: Director

SCHEDULE I

	Class I-A-1	Class I-A-2	Class I-B	Class II-A-1	Class II-A-2	Class II-A-3	Class II-A-4

KeyBanc Capital Markets, a Division of McDonald Investments Inc.	$37,800,000	$67,126,000	$3,245,000	$72,417,000	$88,650,000	$66,029,000	$63,123,000
Deutsche Bank Securities Inc.	$37,800,000	$67,127,000	$3,245,000	$72,417,000	$88,650,000	$66,028,000	$63,124,000
Credit Suisse Securities (USA)	$8,400,000	$14,917,000	$721,000	$16,093,000	$19,700,000	$14,673,000	$14,027,000
Total	$84,000,000	$149,170,000	$7,211,000	$160,927,000	$197,000,000	$146,730,000	$140,274,000

	Class II-B	Class II-C

KeyBanc Capital Markets, a Division of McDonald Investments Inc.	$45,749,000	$21,445,000
Deutsche Bank Securities Inc.	$45,749,000	$21,444,000
Credit Suisse Securities (USA)	$10,166,000	$4,766,000
Total	$101,664,000	$47,655,000

APPENDIX A

[See Appendix A to Sale and Servicing Agreement]

EXHIBIT A

Form of Opinion of Counsel
to KeyBank National Association

December 7, 2006

To the parties listed on

     the attached Schedule A

Re:

KeyCorp Student Loan Trust 2006-A

Gentlemen:

I am Senior Vice President and Deputy General Counsel of KeyBank National Association (the “Bank”) and have acted as counsel to the Bank and its wholly owned subsidiary Key Consumer Receivables LLC (“KCRL”) in connection with the issuance and sale by KeyCorp Student Loan Trust 2006-A (the "Trust") of Class I-A-1 Asset-Backed Notes in the aggregate principal amount of $84,000,000, Class I-A-2 Asset-Backed Notes in the aggregate principal amount of $149,170,000, Class I-B Asset-Backed Notes in the aggregate principal amount of $7,211,000, Class II-A-1 Asset-Backed Notes in the aggregate principal amount of $160,927,000, Class II-A-2 Asset-Backed Notes in the aggregate principal amount of $197,000,000, Class II-A-3 Asset-Backed Notes in the aggregate principal amount of $146,730,000, Class II-A-4 Asset-Backed Notes in the aggregate principal amount of $140,274,000, Class II-B Asset-Backed Notes in the aggregate principal amount of $101,664,000, and Class II-C Asset-Backed Notes in the aggregate principal amount of $47,655,000, pursuant to the Note Underwriting Agreement relating thereto among the Bank, KCRL and Deutsche Bank Securities Inc. (the "Underwriting Agreement").  Except as otherwise indicated herein, capitalized terms are defined as set forth in the Underwriting Agreement.  As used herein, "Principal Documents" shall mean, collectively, the Sale and Servicing Agreement, the Student Loan Transfer Agreement, the PHEAA Subservicing Agreements, the GLELSI Subservicing Agreements, the Trust Agreement and the Administration Agreement.

Based upon and subject to the limitations and qualifications set forth below, I am of the opinion that:

(1)

The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Underwriting Agreement and the Principal Documents to which it is a party, and had, at all relevant times, and now has the corporate power and authority, and legal right, to acquire, own, and sell the Financed Student Loans it sold to KCRL.

(2)

KCRL has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Underwriting Agreement and the Principal Documents to which it is a party and had, at all relevant times, and now has the corporate power and authority, and legal right, to acquire, own, and sell the Financed Student Loans to the Trust.

(3)

KCRL has duly authorized, executed, and delivered the written order to the Eligible Lender Trustee to authenticate the Certificate.  When the Certificate has been duly executed, authenticated and delivered in accordance with the Trust Agreement, it will be validly issued and entitled to the benefits of the Trust Agreement.

(4)

KCRL has duly authorized, executed, and delivered the written order to the Eligible Lender Trustee to execute and deliver the Issuer Order to the Indenture Trustee.  When the Notes have been duly executed, delivered, and authenticated in accordance with the Indenture and delivered and paid for pursuant to the Underwriting Agreement, the Notes will be validly issued and entitled to the benefits of the Indenture.

(5)

The Bank has duly authorized, executed, and delivered the Principal Documents to which it is a party and such Principal Documents are legal, valid, and binding obligations of the Bank, enforceable against it in accordance with their terms.

(6)

KCRL has duly authorized, executed, and delivered the Underwriting Agreement and the Principal Documents to which it is a party and such Principal Documents are legal, valid, and binding obligations of KCRL, enforceable against KCRL in accordance with their terms.

(7)

Neither the transfer of the Initial Financed Loans sold by the Bank to KCRL, nor the execution and delivery by the Bank of the Underwriting Agreement and the Principal Documents to which it is a party, nor the consummation of the transactions contemplated by the Underwriting Agreement and such Principal Documents, nor the performance by the Bank of its obligations thereunder will (i) violate the Articles of Association and by-laws, as amended, of the Bank, (ii) breach, or result in a default under or acceleration of, any existing obligation of the Bank in any indenture, agreement, or instrument actually known to me, after a reasonable investigation, which breach or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely effect the transactions contemplated by the Principal Documents to which it is a party to, (iii) violate or contravene the terms of any Court Order actually known to me, or (iv) violate or contravene the terms of applicable provisions of statutory law or regulation.

(8)

Neither the transfer of the Initial Financed Loans by KCRL to the Eligible Lender Trustee on behalf of the Trust, nor the assignment by KCRL of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery by KCRL of the Underwriting Agreement and the Principal Documents to which it is a party, nor the consummation of the transactions contemplated by the Underwriting Agreement or such Principal Documents nor the performance by KCRL of its obligations thereunder will (i) violate the Certificate of Formation or the Limited Liability Company Agreement, as amended, of KCRL, (ii) breach, or result in a default under or acceleration of, any existing obligation of KCRL in any indenture, agreement, or instrument actually known to me, after a reasonable investigation, which breach or default would reasonably be expected to have a material adverse effect on the condition of KCRL, financial or otherwise, or adversely effect the transactions contemplated by the Principal Documents to which it is a party to, (iii) violate or contravene the terms of any Court Order actually known to me, or (iv) violate or contravene the terms of applicable provisions of statutory law or regulation.

(9)

There are no actions, proceedings or investigations pending against the Bank or KCRL or, to my actual knowledge, threatened against either of them before any court, administrative agency, or tribunal (i) asserting the invalidity of the Trust or any of the Underwriting Agreement or Principal Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Underwriting Agreement or the Principal Documents or the execution and delivery thereof, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of the Underwriting Agreement or Principal Documents against the Bank or KCRL or the ability of either of them to perform their obligations thereunder.

(10)

No consent, approval, authorization, or order of, or filing with, any court or governmental agency or body is required of the Bank or KCRL for the consummation of the transactions contemplated in the Principal Documents, except such consents, approvals, authorizations, or orders as have been obtained or such filings as have been made.

(11)

To my actual knowledge, there are no legal or governmental proceedings pending or threatened against the Bank or KCRL that are required to be disclosed in the Registration Statement, other than those disclosed therein.

(12)

To my actual knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases, or other instruments to which the Bank or KCRL is a party that are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

The opinions expressed in paragraphs 3 through 6 are subject to (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, fraudulent conveyance, moratorium, and similar laws relating to or affecting the rights and remedies of creditors generally, or the rights of creditors of saving institutions the deposits of which are insured by the Federal Deposit Insurance Corporation and court decisions with respect thereto and (ii) the effect of general principles of equity, whether applied by a court of law or equity (collectively referenced herein as the “General Qualifications”).  The phrases “actually known to me,” my “actual knowledge” or similar phrases shall mean the conscious awareness of facts or other information by me or by any lawyer in the KeyCorp Law Group in Cleveland, Ohio.  The term “Court Orders” shall mean judicial administrative orders, writs, judgments, and decrees that name the Bank or KCRL, are specifically directed to them or their property, and are issued by a court of competent jurisdiction.

For purposes of this opinion, I have assumed that (i) with respect to the opinions expressed in paragraphs 5 through 8, the Bank and KCRL each hold the requisite title and rights to the Financed Student Loans each is transferring, (ii) the Underwriting Agreement and the Principal Documents have been duly executed and delivered by all parties thereto (other than the Bank and KCRL) and are valid and binding upon and enforceable against such parties, subject to the General Qualifications, (iii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence, (iv) all statutes, judicial and administrative decisions, and rules and regulations constituting Federal law and the laws of the State of Ohio are generally available to lawyers practicing in the State of Ohio and are in a format that make legal research reasonably feasible, and (v) Court Orders and agreements to which the Bank or KCRL are party to or by which either of them or their properties are bound would be enforced as written.

The opinions expressed herein are limited to matters of Federal law and the laws of the State of Ohio, without giving effect to principles of conflicts of laws.  This Opinion Letter addresses only the specific legal issues addressed herein and does not, by implication or otherwise, address any other legal issues, including without limitation: federal securities and tax laws; state securities, "blue-sky", or tax laws; the characterization of the transfer of the Financed Student Loans by the Bank and by KCRL to the Trust as a sale of such Financed Student Loans or a transfer of a security interest therein, or the form, sufficiency or other legal requirements for such sale or transfer of a security interest (including the attachment and perfection thereof); laws, rules, and regulations of municipalities or other political subdivisions of the State of Ohio; and federal and state laws (such as ERISA and RICO) that in my reasonable judgment do not relate to the opinions expressed herein.

This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated by the Underwriting Agreement and Principal Documents and may not be relied upon for any other purpose or by any other person.

Very truly yours,

____________________________

Forrest F. Stanley

Senior Vice President

and Deputy General Counsel

Schedule A to Exhibit A

List of Addressees

Deutsche Bank Trust Company Americas 60 Wall Street New York, New York 10005
Deutsche Bank Securities Inc., as the Representative of the Underwriters and as an Underwriter 60 Wall Street New York, New York 10005
The Bank of New York (Delaware) White Clay Center, Route 273 Newark, Delaware 19711
KeyBanc Capital Markets, a Division of McDonald Investments Inc, as an Underwriter 127 Public Square, Cleveland, Ohio 44114
JPMorgan Chase Bank, National Association 4 New York Plaza, 6th Floor New York, New York 10004
Credit Suisse Securities (USA), LLC, as an Underwriter Eleven Madison Avenue, 4th Floor New York, New York 10010
Fitch Inc. One State Street Plaza New York, New York 10004
Moody's Investors Service, Inc. 99 Church Street, 4th Floor New York, New York 10007
Standard & Poor’s Ratings Services, A division of The McGraw-Hill Companies, Inc. 55 Water Street New York, New York 10041

EXHIBIT B

Form of Opinion of Thompson Hine LLP

December 7, 2006

To The Addressees On The Attached Schedule A
RE:	Key Consumer Receivables LLC; True Sale

Ladies and Gentlemen:

We have acted as counsel to Key Consumer Receivables LLC (the "Depositor") in connection with the execution and delivery of the Sale and Servicing Agreement dated as of December 7, 2006 (the "Sale and Servicing Agreement"), among the Depositor, Chase Bank USA, National Association (the "Depositor Eligible Lender Trustee"), KeyCorp Student Loan Trust 2006-A (the "Trust"), Chase Bank USA, National Association (the "Eligible Lender Trustee"), KeyBank National Association, as Master Servicer (the "Master Servicer") and KeyBank National Association, as Administrator (the "Administrator").

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

Pursuant to the Sale and Servicing Agreement, the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor will sell and the Trust or the Eligible Lender Trustee on behalf of the Trust will purchase certain student loans owned by the Depositor (the "Financed Student Loans") as identified in the Sale and Servicing Agreement.

You have requested our opinion as to whether, in the event the Depositor became a debtor in a voluntary or involuntary case under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), the court having jurisdiction over such case (the "bankruptcy court") would hold that the transfer of Financed Student Loans by the Depositor to the Trust (the "Conveyance") constituted either a sale of such Financed Student Loans to the Trust or a secured loan.

Our opinion is limited to the specific issues addressed herein and is further limited in all respects, except as otherwise stated, to the facts assumed herein. We express no opinion as to any other matter.  Specifically, but without limiting the generality of the foregoing, we express no opinion as to the effect of the laws of any jurisdiction other than the laws of the State of Ohio and the Federal laws of the United States.  In rendering our opinions set forth herein, we have assumed that the laws of the State of Ohio would apply to all aspects of the Conveyance that are governed by state law (except due incorporation or formation and authorization as to which the laws of the jurisdiction of incorporation or formation applies).

I.  ASSUMPTIONS OF FACT

As to all factual matters material to the opinions set forth herein, we have, with your permission and without any investigation or independent confirmation, relied upon and assumed the present and continuing truth and accuracy of those factual representations made in the Sale and Servicing Agreement or made in the certificates (the "Officer’s Certificates") provided to us by each of the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Eligible Lender Trustee.  We have assumed, based upon the factual representations made by the Depositor in the Sale and Servicing Agreement and the relevant Officer’s Certificate, that at the time of the Conveyance, the Depositor has good title to the Financed Student Loans, free and clear of any lien, security interest or other similar encumbrance or any adverse claim of any person not holding through the Depositor and that neither the Deposit nor the Depositor Eligible Lender Trustee on behalf of the Depositor has or will create or permit to exist any adverse claim to the Financed Student Loans except in favor of the Trust or the Eligible Lender Trustee on behalf of the Trust.  We have assumed that the purchase price will be fair consideration and reasonably equivalent value to the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor for the sale of the Financed Student Loans to the Trust.

For the purposes of this opinion, we have assumed (i) the due authorization, execution and delivery by all parties thereto of all documents examined by us, including the Sale and Servicing Agreement, (ii) that each party to the Sale and Servicing Agreement has the power and authority to enter into and perform all of its obligations thereunder, (iii) that the Conveyances of the Financed Student Loans contemplated by the Sale and Servicing Agreement contravene or conflict with the articles or certificates of formation or limited liability company agreements or similar charter documents of the Depositor, Depositor Eligible Lender Trustee, the Trust or the Eligible Lender Trustee, any law, regulation or rule of any governmental authority or any agreement, instrument, writ, injunction, decree or order binding on any party thereto or relating to any Financed Student Loans, (iv) that the Sale and Servicing Agreement is a legal, valid and binding obligation of each of the parties thereto, enforceable in accordance with its terms and there has been no (and there will not be any) fraud in connection with the Conveyance, (v) there is not, and will not be, any other agreement between the Depositor, Depositor Eligible Lender Trustee, the Trust and/or the Eligible Lender Trustee that is inconsistent with the Sale and Servicing Agreement, and (vi) that each party to the Sale and Servicing Agreement has been duly organized, validly existing and in good standing at all relevant times under the laws of its state or jurisdiction of organization.

We have further assumed, based upon the factual representations contained in the Sale and Servicing Agreement, the following relevant facts pertaining to the Conveyance:

Upon the terms and conditions of the Sale and Servicing Agreement, the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor will sell, transfer, assign and otherwise convey all of its right, title and interest in and to the Financed Student Loans and the Trust or the Eligible Lender Trustee on behalf of the Trust will purchase from the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor the Financed Student Loans without recourse, representation or warranty on account of bad debt protection and without any warranty of collectibility or any unconventional warranty, except that the Depositor is the sole owner of the beneficial interest in, and the Depositor Eligible Lender Trustee is the sole owner of legal title to the Financed Student Loans.  There is no agreement or provision in the Sale and Servicing Agreement that the Depositor will retain any interest whatsoever as an owner of the Financed Student Loans conveyed to the Trust.  The transfer of the Financed Student Loans by the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor to the Trust or the Eligible Lender Trustee on behalf of the Trust s intended by each of such persons to be treated as a sale for all purposes and the Sale and Servicing Agreement expressly sets forth that intention.  Subsequent to the consummation of the Conveyance, the Depositor and the Trust individually will treat the Conveyance on their respective financial statements and in any other communications to the public or third parties as sales of the Financed Student Loans by the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor to the Trust or the Eligible Lender Trustee on behalf of the Trust.  Following the sale of the Financed Student Loans to the Trust, the Depositor will not have the right to modify any of the terms of such sale and will not be able to exercise any control over the Financed Student Loans except as specified in the Sale and Servicing Agreement.  Neither the Depositor nor the Trust will be rendered insolvent by the execution and delivery of the Sale and Servicing Agreement or by the consummation of the Conveyance.  Neither the Depositor nor the Trust has concealed or will conceal from any interested party any transfers contemplated by the Sale and Servicing Agreement.  The Board of Directors (or other similar governing body) of each of the Depositor and the Trust have determined that the Conveyance is advisable.  These determinations have been memorialized by appropriate resolutions adopted by the Boards of Directors (or other similar governing body) of each such party.

The Sale and Servicing Agreement reflects bona fide transactions which have been and will be undertaken in good faith for legitimate business purposes.

I.  DISCUSSION

The commencement of a bankruptcy case creates an estate.1

  As a general rule, a debtor's estate is comprised of all legal and equitable interests of the debtor as of the commencement of the case.2

 The converse of this rule is that property in which the debtor holds no legal or equitable interest, as of the commencement of the case, is not property of the estate3 and, absent some other basis for the court's jurisdiction, is not subject to the jurisdiction of the bankruptcy court.4

Whether, and the extent to which, a debtor's interest in property is part of its bankruptcy estate are governed by the Bankruptcy Code.5

  The substantive parameters of such legal and equitable interests, however, are generally governed by applicable nonbankruptcy law.6

  Thus, whether a transaction constitutes a true transfer of assets to another entity or a secured loan to or from that entity will generally be determined not by the provisions of the Bankruptcy Code, but instead by applicable state law.

We have determined that there is not any definitive judicial authority conclusively characterizing transactions such as the Conveyance as "true sales," on the one hand, or as a loan, on the other hand, and thus our opinion in Section A of Part III below is based on the reasoning and subject to the limitations and qualifications in the following paragraphs and is not based on directly controlling precedent.  In the absence of any such clear authority, it appears that a court (or jury) would analyze the issue under general principles enunciated in "true sale" cases construing the laws of various states.7

Judicial reasoning in decisions that analyze the issue of whether a given transaction constitutes a true sale or a secured loan tends to be fact specific.  However, two approaches can be distinguished.  Several courts have given presumptive weight to the intent of the parties (the "First Approach").8

Other courts, seeking the "true nature" of a transaction, have regarded the parties' intent as only one attribute of a transaction and have adopted an approach that balances those attributes of a transaction indicative of a true sale against those attributes indicative of a secured loan in order to determine whether the transaction more nearly resembles a true sale or a secured loan (the "Second Approach").9

  Among such factors considered are: the amount of recourse, if any, to the seller for credit and interest rate risk; the right of the seller to any surplus generated by the assets after the payment of all amounts to which the purchaser is entitled or to repurchase the assets; and the amount of control the seller retains, or is perceived to retain, over the administration of the assets, post-closing.  Courts have varied in the importance attributed to each of the foregoing activities in determining how to characterize a transaction.  Courts have found transactions to be true sales despite the absence of notice to obligors and the continued servicing of the financial assets by the seller of the assets.10

  Other courts, however, while usually relying on the presence of full recourse, cited these factors in finding purported transfers to be secured loans.11

  We are aware of only one reported decision that has held that a transfer without any credit recourse was a secured loan.12

We would expect that a court analyzing the transfer of the Financed Student Loans by the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor to the Trust or the Eligible Lender Trustee on behalf of the Trust in accordance with the First Approach would emphasize, among other things, that (i) the parties to the Sale and Servicing Agreement have stated in such agreement that they intend the Conveyance to be a true sale, (ii) the Sale and Servicing Agreement by its name and express terms and conditions clearly reflects the intent of the parties that the Conveyance be a true conveyance, (iii) the Conveyance is premised on the sale of the Financed Student Loans pursuant to the Sale and Servicing Agreement constituting a true conveyance, (iv) the base prospectus dated December __, 2006 and prospectus supplement dated December __, 2006 (together, the "Prospectus") sent to investors in connection with the offering of notes by the Trust characterized the Conveyance as a true sale, (v) the Depositor and the Trust will treat the Conveyance as a sale under generally accepted accounting principles, (vi) the Depositor will note in its books and records that the ownership of the Financed Student Loans transferred by it has been transferred, and (vii) for the reasons set forth in the balance of this Part II, the other aspects of the Conveyance are consistent with being a true conveyance.  Accordingly, such a court would consider the transfer of the Financed Student Loans pursuant to the Sale and Servicing Agreement to be a true conveyance.

As discussed herein, other courts, applying the Second Approach and purporting to seek the "true nature" of a transaction, have regarded the parties’ intent as only one attribute of a transaction and have adopted an approach that balances those attributes of a transaction indicative of a true sale against those attributes indicative of a secured loan in order to determine whether the transaction more nearly resembles a true sale or a secured loan.  Among such factors considered are: the amount of recourse, if any, to the seller for credit and interest rate risk; the right of the seller to any surplus generated by the assets after the payment of all amounts to which the purchaser is entitled or to repurchase the assets; and the amount of control the seller retains, or is perceived to retain, over the administration of the assets, post-closing.  Courts have varied in the importance attributed to each of the foregoing activities in determining how to characterize a transaction.

The following constitutes our analysis of the principal attributes of the Conveyance in terms similar to those we would expect a court taking the Second Approach to adopt.  Most material attributes of the transfer of the Financed Student Loans pursuant to the Sale and Servicing Agreement are indicative of a true conveyance under the Second Approach:

(a)

The express terms and conditions of the Sale and Servicing Agreement intend a true conveyance. Generally, the parties' characterization of the transactions will control if supported by the facts.  See above discussion of First Approach and footnote 8.

(b)

The Conveyance of the Financed Student Loans to the Trust under the Sale and Servicing Agreement will be booked, filed, reported and disclosed as a sale for accounting and certain other purposes.

(c)

The Trust has no recourse to the Depositor for uncollectibility of payments to be made with respect to the Financed Student Loans except that the Depositor shall or shall cause KeyBank National Association ("KBNA") to repurchase certain Financed Student Loans or arrange for the substitution of a student loan that is substantially similar to such Financed Student Loan if there is a breach of the representations and warranties related to such Financed Student Loans under the Sale and Servicing Agreement.  Recourse for such breaches, however, is consistent with a sale.13

  Accordingly, the Trust is assuming all of the risk of the uncollectibility of the Financed Student Loans.  The Depositor has no obligation to repurchase or make substitution for uncollectible Financed Student Loans.  Each of these factors is consistent with sale treatment.

(d)

Neither the Trust nor the Depositor has any obligations to maintain the solvency of the other.

(e)

The Conveyance of the Financed Student Loans by the Depositor is irrevocable other than under the limited circumstances set forth in paragraph 3 above and the Depositor has no right to redeem or otherwise repurchase the Financed Student Loans at any time.

(f)

The Financed Student Loans are specific identifiable assets.

(g)

We understand that disclosure of the nature of the Conveyance will be made in UCC financing statements and in footnotes to the Depositor's and the Trust's respective financial statements, which financial statements are or will be made available to certain of the creditors of the Depositor or the Trust, as applicable.  Accordingly, any creditor or prospective creditor of the Depositor or the Trust to whom such disclosures have been or will be made who reviews the footnotes to the financial statements of the Depositor or the Trust or who reviews the lien search results showing filings against the Depositor or who otherwise is informed of the Conveyance would not be expected to be misled as to the nature of the Conveyance or the ownership of the Financed Student Loans.

(h)

The Trust or its transferee will bear the ultimate risk of the failure of payments with respect to Financed Student Loans to be made in a timely manner other than under the limited circumstances set forth in paragraph 3 above.

(i)

Although the Depositor is the owner of the Trust, prior to transferring its interest in the Trust to KBNA, the Sale and Servicing Agreement does not provide for the Depositor to have any right to any surplus from the collection of the Financed Student Loans nor is the Depositor responsible for any collection deficiencies.

(j)

It would be inequitable to the creditors of the Trust to recharacterize the sale of the Financed Student Loans as a loan since such a recharacterization would defeat the reasonable expectations of such creditors that the Financed Student Loans were owned by the Trust after giving effect to the Conveyance.

(k)

The Sale and Servicing Agreement does not contain any provision that, in the event of bankruptcy or insolvency of the Depositor, changes the terms and provisions of such Sale and Servicing Agreement or the relationship between the Depositor and the Trust with respect to any Financed Student Loans by means of acceleration of amounts due or otherwise.

(l)

Depositor will receive fair consideration and reasonably equivalent value for the Financed Student Loans.

However, a court might find that certain attributes of the Conveyance indicate that the sale by the Depositor or the Depositor Eligible Lender Trustee on behalf of the Depositor to the Trust or the Eligible Lender Trustee on behalf of the Trust should be treated as a single transaction which is properly recharacterized as a loan.  Such attributes could include:  (i) the Obligors have not been and will not be notified of the sale of the Financed Student Loans, although such transfer shall not be concealed from the Obligors, (ii) the Trust is owned by the Depositor prior to transferring its interest in the Trust to KBNA, (iii) the Depositor is required to repurchase or substitute for any Financed Student Loans with respect to which certain representations by the Depositor regarding such Financed Student Loans were not true as of the date such Financed Student Loans were sold to the Trust, (iv) KBNA (an affiliate of the Depositor) acts as the Master Servicer, although KBNA may be terminated as Master Servicer upon the occurrence of a Master Servicer Default, and the servicing fee is reasonable and at a market rate that would be charged by an unrelated entity, and (v) payments received with respect to the Financed Student Loans may be temporarily commingled by KBNA with other assets of KBNA (so long as certain conditions set forth in the Sale and Servicing Agreements are met).

Factors (i), (iv) and (v) are designed to provide for the administration and collection of the Financed Student Loans in an efficient manner, to avoid disruption of customer relationships and to maximize the collections on the Financed Student Loans.  We believe that the absence of notice to the Obligors and having KBNA as Master Servicer are consistent with valid business purposes of minimizing administrative burden and preventing the deterioration of customer relationships.  Further, the fact that transfer of the Financed Student Loans is a sale has been disclosed by several means to third parties, including the Prospectus and by the filing of Uniform Commercial Code financing statements.  The expected commingling of cash is undertaken for administrative convenience, is of limited duration and is not expected to lead to any material confusion as to the ownership of such funds.  Therefore, on balance, these factors should not be deemed to be inconsistent with a true sale.

With respect to factor (ii), it could be argued that the sale of the Financed Student Loans to the Trust is not bona fide because the Depositor is the owner of the Trust and therefore the Depositor, as a practical matter, is still the ultimate beneficial owner of the assets conveyed by it to the Trust because it may be directly affected by whether or not the Financed Student Loans and such other assets are paid.  This argument should be rejected by a court.  In general, corporate law does not prevent a corporation from selling an asset to an affiliated entity.  In addition, the consideration paid by the Trust to the Depositor for the Financed Student Loans is approximately at the level of the consideration that would be paid by an unrelated third party for the Financed Student Loans as a result of an arm's-length negotiated transaction.

Absent fraudulent conveyances, or unless the doctrine of substantive consolidation, alter ego, instrumentality or a similar doctrine is applicable, or unless such recognition permits an inequitable result, a court normally will not disregard transactions between affiliated entities, and will recognize and uphold the separate existence of the affiliated entities.  For example, the creditors of affiliated entities are generally treated differently.  Accordingly, the Trust being owned by the Depositor should not cause a court to recharacterize the Conveyance of the Financed Student Loans as a secured loan.

With respect to factor (iii), the obligation of the Depositor to repurchase any Financed Student Loan or arrange for the substitution of a student loan that is substantially similar to such Financed Student Loan is triggered by a breach of its representations and warranties under the Sale and Servicing Agreement or an action or omission by the Depositor that adversely affected a Financed Student Loan and occurred prior to the date of the Conveyance.  The remedy of repurchase or substitution for breaches of customary representations and warranties and acts or omissions of the Depositor that adversely affect any Financed Student Loan is customary in sales of similar assets between unrelated parties and does not constitute a warranty of collectibility with respect to the Financed Student Loans or represent the retention of an ownership interest in the Financed Student Loans by the Depositor.

Accordingly, on balance, we do not consider such factors weighing against a true conveyance characterization to be persuasive in comparison to those which support a true conveyance characterization.

III.  OPINIONS EXPRESSED

A.

OPINION

Based upon and subject to the foregoing, as well as the other limitations, qualifications, exceptions and assumptions set forth herein and the further qualification that there are no cases directly on point, we are of the opinion that, in a properly presented and decided case:  (1) a court having jurisdiction over the Depositor, after full consideration of the relevant facts, would determine that (a) the Conveyance of the Financed Student Loans pursuant to the Sale and Servicing Agreement constituted a sale of the Financed Student Loans to the Trust by the Depositor, as opposed to a secured borrowing; and (2) therefore, in the event of a filing of a petition for relief by or against the Depositor under the Bankruptcy Code, the Financed Student Loans and proceeds thereof sold to the Trust pursuant to the Sale and Servicing Agreement would not be property of the estate of the Depositor under Section 541 of the Bankruptcy Code, and the bankruptcy court would not compel the turnover of such Financed Student Loans or the proceeds thereof by the Trust to the Depositor under Section 542 of the Bankruptcy Code and collection of such Financed Student Loans and proceeds thereof, not in the possession of the Depositor, would not be subject to the automatic stay of Section 362 of the Bankruptcy Code.

The opinions expressed in the foregoing paragraph are not a prediction as to what a specific court would find in such a case, but are our opinions as to the decision a court would reach if the issue were properly presented to it and the court followed the general legal principles applicable in such bankruptcy proceedings.

B.

CERTAIN QUALIFICATIONS

We wish to note that the existing reported decisional authority is not conclusive as to the relative weight to be accorded to the factors present in the Conveyance and does not provide consistently applied general principles or guidelines with which to analyze all of the factors present in the Conveyance. Instead, judicial decisions in this area are usually made on the basis of an analysis of the facts and circumstances of the particular case. Furthermore, there are facts and circumstances present in the Conveyance which we believe to be relevant to our conclusion but which, because of the particular facts at issue in the reported cases, are not generally discussed in the reported cases as being material factors. Moreover, the authorities we have examined include certain cases and authorities that are arguably inconsistent with our conclusions expressed herein. These cases and authorities are, however, in our opinion, distinguishable in the context of the Conveyance.

Consistent with our statement on page 1 hereof that we express no opinion as to any matter other than the matters specifically addressed herein, in the event the Depositor was to become a debtor under the Bankruptcy Code and it was asserted that the beneficial interest in and legal title to the Financed Student Loans was part of the estate of the Depositor, we express no opinion as to how long the Trust would be denied possession of the Financed Student Loans or collections of the Financed Student Loans in the possession of the Depositor before the validity of such an assertion could be finally decided.  We also express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits. By such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the Conveyance.

The foregoing analysis and are premised upon, and limited to, the law and the structure of the proposed Conveyance in effect as of the date of this letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court and of applicable legal principles.  A court could reach conclusions different from those set forth herein.

We note that legal opinions on bankruptcy law matters unavoidably have inherent uncertainties and limitations that generally do not exist in respect of other legal issues on which opinions to third parties are typically given. These inherent uncertainties and limitations exist primarily because of the extensive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances, and the nature of the bankruptcy process.  The recipients of this opinion should take these uncertainties and limitations into account in interpreting our opinion and in analyzing the bankruptcy risks associated with the Conveyance contemplated by the Sale and Servicing Agreement.

In expressing the opinions stated above, we wish to note that, although we believe our opinions are supported by a sound analysis of the transactions contemplated by the Sale and Servicing Agreement, there is no reported controlling judicial precedent directly on point.  Accordingly, we examined decisions in which certain of the facts and circumstances of the instant transactions were present as well as cases discussing more generally whether a particular transfer of an asset was a transfer of ownership or a transfer of a limited interest for the purpose of security.  Moreover, the sources we have examined contain certain cases and authorities that are arguably inconsistent with the conclusions expressed in our opinion.  These cases and authorities, in our opinion, should reasonably be distinguishable in the context of the Conveyance contemplated by the Sale and Servicing Agreement.

The opinions expressed herein are limited to the laws of the United States as of the date hereof and shall be effective only as to the date of this opinion letter.  We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) any changes with respect to any matters described in this opinion letter or (ii) the discovery, subsequent to the date of this opinion letter, of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter.

1

 11 U.S.C.A. § 541(a) (West Supp. 2003).

2

 Id.  For a general discussion of the concept of property of the estate, see 5 Collier on Bankruptcy ch. 541, at 541-1 to 541-94 (15th ed. rev. 1996).

3

 See 11 U.S.C.A. §§ 541(b), (d) (West Supp. 2003).  Section 541(d) provides that if a debtor has only legal title to property, only that interest becomes property of its bankruptcy estate.  However, several courts have held that the debtor's estate can be expanded through the bankruptcy trustee's use of Section 544(a) of the Bankruptcy Code even if the debtor only has legal title to the property in question.  See, e.g., In re Omegas Group, Inc., 16 F.3d 1443 (6th Cir. 1994); Belisle v. Plunkett, 877 F.2d 512 (7th Cir.), cert. denied, 493 U.S. 893 (1989); In re Seaway Express Corp., 912 F.2d 1125 (9th Cir. 1990); but see In re Quality Holstein Leasing, 752 F.2d 1009 (5th Cir. 1985).  In the instant case, it is not intended that the Depositor will retain legal title to the Financed Student Loans transferred by it.

4

 Compare In re Contractors Equip. Supply Co., 861 F.2d 241, 245 (9th Cir. 1988) ("Contractors Equip. Supply") ("Because the assignment involved only a security interest and did not transfer title, [the debtor] retained an interest in the account receivable even after [the secured creditor's] notice to [the account debtor].  This interest was sufficient to bring the account receivable into the debtor's reorganization estate.")  (citation and footnote omitted) with In re Southwest Freight Lines, Inc., 100 Bankr. 551, 555 (D. Kan. 1989) (where debtor effectively conveyed its accounts receivable to creditor prepetition and confirmed postpetition that it had no equity in such accounts receivable, the bankruptcy court "was correct in holding that it lacked subject matter jurisdiction over the accounts and that the [bankruptcy] Trustee lacked standing to bring the adversary proceedings" to attempt to collect the accounts).  Section 362(a)(3) of the Bankruptcy Code provides that the commencement of a bankruptcy case "operates as a stay, applicable to all entities, of . . . any act to obtain possession of property of the estate or of property from the estate or to exercise control over property of the estate" (emphasis supplied).  This provision of the Bankruptcy Code arguably stays actions against non-estate property in the debtor's possession.  Also, Section 105(a) of the Bankruptcy Code provides that "[t]he court may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of the [Bankruptcy Code]."

5

 See e.g., In re Crysen/Montenay Energy Co., 902 F.2d 1098, 1101 (2d Cir. 1990) (citing In re Howard's Appliance Corp., 874 F.2d 88, 93 (2d Cir. 1989)).

6

 See Patterson v. Shumate, 504 U.S. 753, 758 (1992); Butner v. United States, 440 U.S. 48, 54 (1979) ("Congress has generally left the determination of property rights in the assets of a bankrupt's estate to state law.").  See also Barnhill v. Johnson, 503 U.S. 393, 398 (1992) ("[i]n the absence of any controlling federal law, 'property' and 'interests in property' are creatures of state law."); In re Crysen/Montenay Energy Co., 902 F.2d at 1101 ("whereas federal law instructs us that the action for the missing oil may constitute property of Crysen's estate, state law determines whether Crysen's interest in the cause of action is sufficient to confer on the estate a property right in the action."); Contractors Equip. Supply, supra n. 4, 861 F.2d at 244 ("[w]hether a debtor in possession has an interest in property is determined by state law.") (citation omitted).

However, it should also be recognized that bankruptcy courts, as courts of equity, have the power to recharacterize a transaction based upon substance rather than form.  E.g., In re Omne Partners II, 67 Bankr. 793, 795-7 (Bankr. D. N.H. 1986) ("It is well established that a bankruptcy court, as a court of equity, may "look through form to substance" in determining the true nature of a transaction relating to rights of parties against a bankruptcy estate . . . . I do not believe however that bankruptcy judges have a warrant from Congress to run roughshod over the economic landscape recharacterizing commercial transactions entered into by sophisticated parties – restating them in terms of their "economic substance" contrary to their negotiated and agreed form – in the absence of some triggering factor permitting such recharacterization, i.e., an actual ambiguity in the documentation, a substantial factual dispute as to the intent of the parties, or some "disguise" or "misleading" aspect of the transaction.").

7

 [Reserved]

8

 Generally, with regard to courts that have adopted the First Approach, where commercially sophisticated parties have characterized transactions as sales and have acted consistently with that characterization, courts have been unwilling to disturb that characterization even though the transactions may also bear certain attributes of secured loans.  Thus, in In re Kassuba, 562 F.2d 511, 514 (7th Cir. 1977), the court, in applying Illinois law, concluded, in upholding the transaction at issue as a sale, that the "real" intent of the parties is controlling as long as the characterization of the transaction by the parties is supported by the facts.  "If the parties actually intended to effect an absolute transfer of ownership, a court of equity will not ignore that intent and make another contract for them."  Id.  Similarly, in Omne Partners II, supra n. 6, the court, in upholding that transaction as a true lease, concluded that the key factual issue was the intent of the parties and that a showing that the parties intended the transaction to be a sale-leaseback transaction would have to be rebutted by "clear and convincing evidence" that the transaction was understood by the parties to be, and had the economic substance of, a secured financing.  While this standard suggests that where the parties intend a true sale, courts will uphold the characterization of the transaction by the parties, it does leave room for the court to analyze each such transaction on a case by case basis.  In Fox v. Peck Iron and Metal Co., 25 Bankr. 674 (Bankr. S.D.Cal. 1982), a court looking to the intent of the parties and using the clear and convincing evidence test nevertheless found that the transaction at issue was a secured financing.  See also In re Nite Lite Inns, 13 Bankr. 900 (Bankr. S.D. Cal. 1981).  See "The Intent of the Parties as the Primary Determinant" in Securitization of Financial Assets, Second Edition § 5.03[C] (J. Kravitt, ed., 1996 & Supp. 2001-1) for a detailed discussion of this First Approach.

9

 The court looked at the true nature of the transaction in Major's Furniture Mart, Inc. v. Castle Credit Corp., 602 F.2d 538 (3d Cir. 1979), where the court concluded that the facts were indicative of a financing rather than a true sale.  Another court in In re Evergreen Valley Resort, Inc., 23 Bankr. 659 (Bankr. D. Me. 1982), attempted to identify those factors indicative of a security interest and those indicative of an ownership interest (i.e., whether there is recourse to the transferor, the transfer of the risk of loss, whether the transferor has the right to redeem the transferred property, the transferor's right to surplus, the administration and collection of accounts and notification to account debtors, the accounting treatment, the physical possession of the documentation relating to the receivables and the reflection of the sale on books and records).  Both of these courts engaged in an analysis that balanced those attributes of the transaction indicative of a sale against those attributes of the transaction indicative of a secured loan.  See "The True Nature of the Transaction" in Securitization of Financial Assets, Second Edition § 5.03[D] (J. Kravitt, ed., 1996 and Supp. 1999-2) for a detailed discussion of the Second Approach.

10

 See In re Golden Plan of California, 829 F.2d 705 (9th Cir. 1986) (non-recourse sale of financial assets; seller received fee for servicing); In re Stratford Financial Corp., 367 F.2d 569 (2d Cir. 1966) (full recourse sale; seller bore costs of servicing); In re Mortgage Funding Inc., 48 Bankr. 152 (Bankr. D. Nev. 1985) (full recourse sale; seller received fee for servicing); In re So. Indus. Banking Corp., 45 Bankr. 97 (Bankr. E.D. Tenn. 1984) (non-recourse sale of financial assets; seller received fee for servicing); In re Federated Dep't Stores, Inc. & Allied Stores Corp., 1990 Bankr. LEXIS 1557, at 4 (Bankr. S.D. Ohio, July 26, 1990) (court noted "valid business reasons" not to notify obligors); and A.B. Lewis Co. v. National Invest. Corp. of Houston, 421 S.W.2d 723 (Tex. Civ. App. 1967) (full recourse sale; court noted testimony as to seller's desire to perform servicing in order to keep in contact with customers in the hope of obtaining repeat business).

11

 See Blackford v. Commercial Credit Corp., 263 F.2d 97 (5th Cir.), cert. denied, 361 U.S. 825 (1959) (servicing by seller is one of several factors mentioned, including full recourse and a guaranteed rate of return); In re American Fibre Reed Co., 206 F. 309 (E.D. Ky. 1913) (full recourse sale; court noted that the seller bore all costs of servicing); Abeloff v. Ohio Fin. Co., 21 N.W.2d 856 (Mich. 1946) (full recourse sale; court noted that the seller bore all costs of servicing).

12

 In re Alda Commercial Corp., 327 F. Supp. 1315 (S.D.N.Y. 1971) (even though the purchaser had no recourse to the seller for credit quality or for yield on defaulted receivables, the court found a loan to have been made, apparently based on (i) the seller's control of servicing and collections, (ii) the absence of notice to obligors of the transfer and (iii) the right of the purchaser to receive a fixed rate of return in respect of the underlying non-defaulted floating rate receivables (i.e., a limited recourse for yield)).

13

 The existence of a large reserve and full recourse was important to the Major's court in determining that the transaction in that case resembled a secured financing. Major's Furniture Mart, Inc. v. Castle Credit Corp., supra n. 9.  The Major's court indicated, however, that it was not the existence of recourse but rather the nature and extent of such recourse that was determinative.  There are a few cases where a court has found the presence of full recourse not to disqualify the transaction from being a true sale.  See supra n. 10.

This opinion letter is furnished to you in connection with the Conveyance and is not to be used, circulated, quoted, relied upon or otherwise referred to for any other purpose or by any other person or entity for any purpose without our prior written consent.

Very truly yours,

THOMPSON HINE LLP

RAS:BJF:JLD

Schedule A to Exhibit B

Chase Bank USA, National Association,
as Eligible Lender Trustee and Depositor Eligible Lender Trustee

Deutsche Bank Trust Company Americas,
as Indenture Trustee

The Bank of New York (Delaware),
as Owner Trustee

Credit Suisse Securities (USA)

Deutsche Bank Securities Inc.

KeyBanc Capital Markets, a Division of McDonald Investments Inc.

Fitch Ratings

Moody's Investor Service, Inc.

Standard and Poor's Ratings Services